Summary Prospectus September 30, 2025
Voya Multi-Manager Mid Cap Value Fund

Class/Ticker: I/IMCVX
Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. For free paper or electronic copies of the Prospectus and other fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The fund's Prospectus and Statement of Additional Information, each dated September 30, 2025, and the audited financial statements that are included in the fund’s shareholder report dated May 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund
These tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price imposed on purchases	Maximum deferred sales charge (load) as a % of purchase or sales price, whichever is less
I	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fees	0.70%
Distribution and/or Shareholder Services (12b-1) Fees	None
Other Expenses	0.08
Total Annual Fund Operating Expenses	0.78
Waivers and Reimbursements[1]	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.78%
1
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.78% for Class I shares through October 1, 2026. The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses, other expenses not incurred in the ordinary course of business, expenses of any counsel or other persons or services retained by the Fund’s Board of Trustees (the “Board”) who are not “interested persons,” as that term is defined in the 1940 Act, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the Investment Adviser within 36 months of the waiver or reimbursement. The amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time of the waiver or reimbursement; or (ii) the expense limitation in effect at the time of recoupment. Termination or modification of this obligation requires approval by the Fund’s Board.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$80	249	433	966
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to mid-capitalization value companies. For purposes of this 80% policy, mid-capitalization value companies means companies with market capitalizations that fall within the capitalization range of companies within the Russell Midcap® Index or the S&P MidCap 400® Index and that the Fund believes are undervalued by the market, trade for less than their intrinsic value, or pay dividends.
The market capitalization of companies within the indices will change with market conditions. As of June 30, 2025, the market capitalization of companies within the Russell Midcap® Index ranged from $1.7 billion to $89.3 billion, and the market capitalization of companies within the S&P MidCap 400® Index ranged from $1.7 billion to $94.3 billion.
The Fund expects to invest primarily in common stock of U.S.-based companies, but may also invest in securities of foreign (non-U.S.) companies.
The Fund may invest in real estate-related securities, including real estate investment trusts (“REITs”).
The Fund may also invest in derivative instruments including, without limitation, futures, as a substitute for securities in which the Fund can invest, for cash management, and/or to seek to enhance returns in the Fund.
The Fund may invest in other investment companies, including exchange-traded funds (“ETFs”), to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder.
The Investment Adviser allocates the Fund’s assets to different sub-advisers. When selecting sub-advisers, the Investment Adviser takes into account a wide variety of factors and considerations, including among other things the investment strategy of a potential sub-adviser, its personnel, and its fit with other sub-advisers to the Fund. Among those, the Investment Adviser will typically consider the extent to which a potential sub-adviser takes into account environmental, social, and governance (“ESG”) factors as part of its investment process. ESG factors will be only one of many considerations in the Investment Adviser’s evaluation of any potential sub-adviser; the extent to which ESG factors will affect the Investment Adviser’s decision to retain a sub-adviser, if at all, will depend on the analysis and judgment of the Investment Adviser.
The Investment Adviser may, from time to time, directly manage a portion of the Fund’s assets to seek to manage the Fund’s overall risk exposure to achieve the Fund’s desired risk/return profile and to effect the Fund’s investment strategies. The Investment Adviser may invest in futures and ETFs to implement its investment process.
Victory Capital Management Inc. (“Victory Capital”) and Voya Investment Management Co. LLC (“Voya IM”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Investment Adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
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Voya Multi-Manager Mid Cap Value Fund

Victory Capital
Victory Capital invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, or if the fundamentals of the company deteriorate.
Voya IM
To manage its portion of the Fund’s assets, Voya IM employs a “passive management” approach designed to track the performance of a custom index created by FTSE Russell for Voya IM, the Russell Midcap® Value Select Factor Index (the “Index”). The Index is designed to capture exposure to a broad set of five factors that contribute to equity market performance. These five factors are Low Volatility, Momentum, Quality, Size, and Value. As a result of the five factor selection process, the Index may be focused in one or more sectors, which may change from time to time. As of June 30, 2025, a portion of the Index was focused in the financials and industrials sectors.
Voya IM seeks to replicate the performance of the Index, meaning it generally will invest in all of the securities in the Index in weightings, consistent with that of the Index. The Fund’s portfolio may not always hold all of the same securities as the Index. Voya IM may also invest in ETFs, stock index futures, and other derivatives as a substitute for the sale or purchase of securities in the Index and to provide equity exposure to the Fund’s cash position. Although Voya IM attempts to track, as closely as possible, the performance of the Index, the Fund’s portfolio does not always perform exactly like the Index. Unlike the Index, the Fund has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
Voya IM may sell securities for a variety of reasons, such as to rebalance and reconstitute its investments in connection with such changes in the Index, secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
Principal Risks
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Company: The price of a company’s stock could decline or underperform for many reasons, including, among others, poor management, financial problems, reduced demand for the company’s goods or services, regulatory fines and judgments, or business challenges. If a company is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, its stock could become worthless.
Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Environmental, Social, and Governance (Multi-Manager): The Investment Adviser’s consideration of ESG factors in selecting sub-advisers for the Fund is based on information that is not standardized, some of which can be qualitative and subjective by nature. There is no minimum percentage of the Fund’s assets that will be allocated to sub-advisers that consider ESG factors as part of their investment processes, and the Investment Adviser may choose to select sub-advisers that do not consider ESG factors as part of their investment processes. It is possible that the Fund will have less exposure to ESG-focused
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Voya Multi-Manager Mid Cap Value Fund

strategies than other comparable mutual funds. There can be no assurance that a sub-adviser selected by the Investment Adviser, which includes its consideration of ESG factors, will provide more favorable investment performance than another potential sub-adviser, and such a sub-adviser may, in fact, underperform other potential sub-advisers.
Focused Investing (Index): To the extent that the Fund’s benchmark or other index is substantially composed of securities in a particular industry, sector, market segment, or geographic area, the Fund may allocate its investments to approximately the same extent as the index as part of its investment strategy. As a result, the Fund may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry, sector, market segment, or geographic area in which the Fund focuses its investments, and if securities of such industry, sector, market segment, or geographic area fall out of favor, the Fund could underperform, or be more volatile than, a fund that has greater diversification.
•
Financials Sector: Investments in the financials sector may be subject to credit risk, interest rate risk, and regulatory risk, among others. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies and general economic cycles, fiscal and monetary policy (including the effects of changes in interest rates), adverse developments in the real estate market, the deterioration or failure of other financial institutions, and changes in banking or securities regulations.
•
Industrials Sector: Companies involved in the industrials sector include those whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace and defense, construction, engineering and building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, employment, environmental, and office services; and the provision of transportation services, including airlines, couriers, marine, road and rail, and transportation infrastructure. Companies involved in the industrials sector are affected by changes in the supply and demand for products and services, product obsolescence, claims for environmental damage or product liability, and general economic conditions, among other factors.
Foreign (Non-U.S.) Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due, in part, to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; and political changes or diplomatic developments, which may include the imposition of economic sanctions (or the threat of new or modified sanctions) or other measures by the U.S. or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Index Strategy (Sleeve): Although the Fund overall is actively managed, a sleeve of the Fund is managed pursuant to a “passive management” approach designed to track the performance of an index (the “Index Sleeve”). The index selected may underperform the overall market. The Index Sleeve will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. The Index Sleeve may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Index Sleeve. The correlation between the Index Sleeve’s performance and index performance may be affected by the Fund’s expenses and the timing of purchases and redemptions of the Fund’s shares. In addition, the Index Sleeve’s actual holdings might not match the index and the Index Sleeve’s effective exposure to index securities at any given time may not precisely correlate.
Investment Model: A Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Fund. Volatility management techniques may not always be successful in reducing volatility, may not protect against market declines, and may limit the Fund’s participation in market gains, negatively impacting performance even during periods when the market is rising. During sudden or significant market rallies, such underperformance may be significant. Moreover, volatility management strategies may increase portfolio transaction costs, which may increase losses or reduce gains. The Fund’s volatility may not be lower than that of the Fund’s Index during all market cycles due to market factors. Funds that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Technical issues in the design, development, implementation, application, and maintenance of the models (e.g., stale, or inaccurate data, human error, programming or other software issues, coding errors, and technology failures) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
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Voya Multi-Manager Mid Cap Value Fund

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Fund, which could cause the Fund to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt instruments. Additionally, legislative, regulatory or tax policies or developments may adversely impact the investment techniques available to a manager, add to costs, and impair the ability of the Fund to achieve its investment objectives.
Market Disruption and Geopolitical: The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of the Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. Furthermore, the prolonged conflict between Hamas and Israel, and the potential expansion of the conflict in the surrounding areas and the involvement of other nations in such conflict, such as the Houthi movement's attacks on marine vessels in the Red Sea, could further destabilize the Middle East region and introduce new uncertainties in global markets, including the oil and natural gas markets. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
Mid-Capitalization Company: Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of a limited operating history, smaller size, limited markets, and financial resources, narrow product lines, less management depth, and more reliance on key personnel. Consequently, the securities of mid-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Fund’s expenses. The investment policies of the other investment companies may not be the same as those of the Fund; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Fund is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Summary Prospectus
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Voya Multi-Manager Mid Cap Value Fund

Real Estate Companies and Real Estate Investment Trusts: Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, overbuilding, high foreclosure rates, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for favorable tax treatment or regulatory exemptions. Investments in REITs are affected by the management skill of the REIT’s sponsor. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund’s other risks.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Fund holds may not reach their full values. Risks associated with value investing include that a security that is perceived by the manager to be undervalued may actually be appropriately priced and, thus, may not appreciate and provide anticipated capital growth. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Fund’s relative performance may suffer. There is a risk that funds that invest in value-oriented securities may underperform other funds that invest more broadly.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index and an additional index with investment characteristics similar to those of the Fund for the same period. In 2024, the Investment Adviser changed the Fund’s primary benchmark from the Russell Midcap® Value Index to the Russell 3000® Index in accordance with changes to regulatory disclosure requirements. The Fund continues to use the Russell Midcap® Value Index as an additional benchmark that the Investment Adviser believes more closely reflects the Fund’s principal investment strategies. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class I shares.
On March 17, 2023, Victory Capital was added as an additional sub-adviser. On March 14, 2023, Hahn Capital Management, LLC (which served as a sub-adviser from December 1, 2014 to March 14, 2023) and LSV Asset Management (which served as a sub-adviser from February 10, 2014 to March 14, 2023) were removed as sub-advisers. Each change to the sub-advisers resulted in changes to the Fund’s principal investment strategies. The Fund’s performance information for these periods reflects returns achieved by the different sub-advisers and pursuant to different principal investment strategies. If the Fund’s current sub-advisers and strategies had been in place for the prior periods, the performance information shown would have been different. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to https://individuals.voya.com/literature or call 1-800-992-0180.
Summary Prospectus
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Voya Multi-Manager Mid Cap Value Fund

Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter:	4th Quarter 2020	22.19%
Worst quarter:	1st Quarter 2020	-33.23%
Year-to-date total return:	June 30, 2025	0.42%
Average Annual Total Returns %
(for the periods ended December 31, 2024)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class I before taxes	%	10.77	7.38	7.01	N/A	10/3/2011
After tax on distributions	%	7.61	5.23	4.51	N/A
After tax on distributions with sale	%	7.93	5.42	4.95	N/A
Russell 3000® Index[1]	%	23.81	13.86	12.55	N/A
Russell Midcap® Value Index[1]	%	13.07	8.59	8.10	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Portfolio Management

Investment Adviser
Voya Investments, LLC

Portfolio Managers
Lanyon Blair, CFA, CAIA Portfolio Manager (since 05/23)	Barbara Reinhard, CFA Portfolio Manager (since 05/23)

Sub-Adviser
Victory Capital Management Inc.

Portfolio Managers
James M. Albers, CFA Portfolio Manager (since 03/23)	Gregory M. Conners Portfolio Manager (since 03/23)
Jeffrey M. Graff, CFA Portfolio Manager (since 03/23)	Gary H. Miller Portfolio Manager (since 03/23)
Michael F. Rodarte, CFA Portfolio Manager (since 03/23)

Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Mark Buccigross Portfolio Manager (since 02/25)	Kai Yee Wong Portfolio Manager (since 11/19)
Purchase and Sale of Fund Shares
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange opens for regular trading). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at https://individuals.voya.com/product/mutual-fund/prospectuses-reports; by writing to us at Voya Investment Management, P.O. Box 534480, Pittsburgh, Pennsylvania 15253-4480; or by calling us at 1-800-992-0180.
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Voya Multi-Manager Mid Cap Value Fund

Minimum Initial Investment $ by share class

Class		I
Non-retirement accounts		$250,000
Retirement accounts		$250,000
Certain omnibus accounts	$	None
Pre-authorized investment plan		$250,000
There are no minimums for additional investments except that the pre-authorized investment plan requires a monthly investment of at least $100. For Class I shares, there is no minimum initial investment requirement for: (i) qualified retirement plans or other defined contribution plans and defined benefit plans that invest in the Voya funds through omnibus arrangements; (ii) employees of Voya Investment Management Co. LLC (“Voya IM”) who are eligible to participate in “notional” bonus programs sponsored by Voya IM; (iii) (a) investors transacting in Class I shares through brokerage platforms that invest in the Voya funds’ Class I shares through omnibus accounts and have agreements with the distributor to offer such shares and (b) such brokerage platforms’ omnibus accounts; or (iv) members of the Investment Adviser’s Multi-Asset Strategies & Solutions team.
Tax Information
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

The Voya Multi-Manager Mid Cap Value Fund has been developed solely by the Investment Adviser or its Affiliates. The Fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell Midcap® Value Select Factor Index Russell Midcap® Index, Russell Midcap® Value Index, and Russell 3000® Index (the “FTSE Russell Indices”) vest in the relevant LSE Group company which owns the FTSE Russell Index. “FTSE®”, “Russell®”, “FTSE Russell®”, “Russell Midcap®” and “Russell 3000®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.
The FTSE Russell Indices are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indices or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the FTSE Russell Indices for the purpose to which they are being put by the Investment Advisor or its Affiliates.
FTSE Russell Index Data Source: The LSE Group. © LSE Group 2025. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.
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